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                                                                   EXHIBIT 10.36

                          REGISTRATION RIGHTS AGREEMENT

      This REGISTRATION RIGHTS AGREEMENT ("Agreement"), dated as of December 31, 2004, is made and entered into by and between Far East Energy Corporation ("Company") and Bathgate Capital Partners LLC ("Bathgate") for the benefit of Bathgate and the purchasers of the Company's common stock, par value $0.001 per share ("Company Common Stock"), as investors (the "Investors" and together with Bathgate, the "Participants") in the private placement by the Company of Company Common Stock.

                             PRELIMINARY STATEMENTS

      A. The Company has entered into (i) Subscription Agreements with the Investors dated on or about December 31, 2004 (collectively, the "Subscription Agreements"), pursuant to which the Investors purchased an aggregate 2,252,625 shares of Company Common Stock (the "Subscription Shares"), (ii) Warrants (collectively, the "Warrant Agreements"), pursuant to which the Investors may purchase an aggregate 727,088 shares of Company Common Stock ("Warrant Shares"), and (iii) Placement Agent Warrants dated January 14, 2005 (collectively, the "Placement Agent Warrants"), pursuant to which Bathgate may purchase an aggregate 238,377 shares of Company Common Stock (such shares, together with the Subscription Shares and the Warrant Shares, the "Registrable Securities").

      B. Pursuant to the terms of the Subscription Agreements, the Warrant Agreements, and the Placement Agent Warrants, the Company has agreed to provide the Investors and Bathgate, as applicable, with certain registration rights with respect to the shares of Company Common Stock purchased pursuant to the Subscription Agreements and issuable upon exercise of the Warrant Agreements and the Placement Agent Warrants.

                                    AGREEMENT

      The parties, intending to be legally bound, agree as follows:

                                    ARTICLE 1
                       REGISTRATION RIGHTS AND PROCEDURES

      1.1   Piggyback Registration Rights.

      (a) Subject to the terms and conditions of this Agreement, if the Company intends to file or desires to file a registration statement on Form S-2 or another appropriate form under the Securities Act of 1933, as amended ("Securities Act"), for the offering or resale of Company Common Stock (other than by a registration on Form S-8 or Form S-4 or any similar, equivalent, or successor forms, or any other form not available for registering the Registrable Securities, or any registration pursuant to a Current Registration Statement or a Prior Registration Obligation (each as defined below)) or for the offering or resale of Registrable Securities (a "Registration Statement"), the Company will notify each holder of Registrable Securities of the proposed filing at least 20 days prior to the filing of the Registration Statement, and will afford each holder of Registrable Securities an opportunity to include in such Registration Statement all or any part of the Registrable Securities then held by such holder. Each holder of Registrable Securities desiring to include in any such Registration Statement all or part of the Registrable Securities held by such holder shall, within 15 days after receipt of the above-described notice from the Company, so notify the Company in writing, and in such notice shall inform the Company of the number of Registrable Securities such holder wishes to include in such Registration Statement, provided that if, at any time after giving written notice of its intention to register any Company Common Stock and

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prior to the effective date of the Registration Statement filed in connection with such registration, the Company shall determine for any reason not to register or to delay registration of such Company Common Stock, the Company shall give written notice of such determination to the holders of Registrable Securities and, thereupon, (i) in the case of a determination not to register, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (without prejudice), and (ii) in the case of a determination to delay registering, shall be permitted to delay registering any Registrable Securities for the same period as the delay in registering such other Company Common Stock. For purposes of this Agreement, (x) the term "Current Registration Statement" means Amendment No. 1 to the Company's Registration Statement on Form S-2 filed with the Securities and Exchange Commission ("SEC") on November 9, 2004 (as the same may hereafter be amended), and (y) the term "Prior Registration Obligation" means any registration effected by the Company pursuant to the terms of the Registration Rights Agreement dated as of December 1, 2004, by and among the Company, RAB Europe Fund Ltd., RAB Special Situations L.P., Roytor & Co. and James Palmer.

      (b) Notwithstanding anything contained herein to the contrary, if the Company has an effective registration statement under the Securities Act covering the Registrable Securities and becomes eligible to use Form S-3 or such other short-form registration statement form under the Securities Act, the Company may, upon 20 days prior notice to all holders of Registrable Securities included in the "Selling Security Holders" section of such registration statement, register any Registrable Securities registered but not yet distributed under such effective registration statement on a short-form registration statement under the Securities Act and, once such short-form registration statement is declared effective, de-register such shares under the previous registration statement, transfer the filing fees from the previous registration statement (such transfer pursuant to Rule 429 under the Securities Act, if applicable), or file a post-effective amendment converting the previous registration statement to a short-form registration statement.

      (c) The Company shall not be required to effect a registration statement pursuant to Section 1.1 (i) in any particular jurisdiction in which the Company would be required to execute a general consent to service of process in effecting such registration, unless the Company is already subject to service in such jurisdiction and except as may be required under the Securities Act, or
(ii) after the Company has effected one registration pursuant to this Section
1.1 and such registration has been declared or ordered effective by the SEC.

      1.2 Effectiveness of Registration Statement. The Company shall use commercially reasonable efforts to (a) have the Registration Statement declared effective by the SEC; (b) subject to Section 1.4, prepare and file with the SEC such amendments and supplements to the Registration Statement and the prospectus used in connection therewith as may be necessary to keep the Registration Statement effective with respect to any Registrable Securities, until the earlier of (i) the date on which such Registrable Securities covered by the Registration Statement have been sold by the Participants, (ii) the date on which either such Registrable Securities are distributed to the public pursuant to Rule 144 promulgated by the SEC pursuant to the Securities Act (or any similar provision then in effect) or are saleable pursuant to Rule 144(k) promulgated by the SEC pursuant to the Securities Act, or, (iii) the date on which such Registrable Securities are sold to the Company (but not before the expiration of the applicable prospectus delivery requirements); and (c) comply with the provisions of the Securities Act with respect to the disposition of all securities covered by the Registration Statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in the Registration Statement.

      1.3 Information and Copies.

      (a) The Company shall furnish to each seller of Registrable Securities such number of copies of the Registration Statement, each amendment and supplement thereto, the prospectus included in the

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Registration Statement (including each preliminary prospectus), and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such seller.

      (b) The Company shall promptly notify each seller of Registrable Securities of the happening of any event as a result of which the prospectus included in the Registration Statement contains an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing and shall use commercially reasonable efforts to prepare and file with the SEC, and promptly notify each holder of Registrable Securities of the filing of, a supplement to such prospectus or an amendment to the Registration Statement so that, as thereafter delivered to the purchasers of Registrable Securities, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which they were made and in the case of an amendment to the Registration Statement, use reasonable best efforts to cause it to become effective as soon as possible. Upon receipt of any notice from the Company of the happening of any event of the kind described above, each seller of Registrable Securities will forthwith discontinue disposition of Registrable Securities pursuant to the Registration Statement until such seller's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing by the Company that the use of the prospectus may be resumed.

      (c) The Company shall make available for inspection by any seller of Registrable Securities, any underwriter participating in any disposition pursuant to the Registration Statement, and any attorney, accountant, or other agent retained by any such seller or underwriter, all financial and other records of the Company (reasonably requested), the Company's applicable corporate documents and contracts as shall be reasonably necessary to enable them to exercise their due diligence responsibility, and cause the Company's officers, directors, employees, and independent accountants to supply all information reasonably requested by any such seller, underwriter, attorney, accountant, or agent in connection with the Registration Statement; provided, however, that each seller of Registrable Securities agrees that information obtained by it as a result of such inspections which is deemed confidential shall not be used by it as the basis for any market transaction in the Company's securities unless and until such information is made generally available to the public and each such seller shall cause any attorney, accountant, or agent retained by such seller or underwriter to keep confidential any such information.

      (d) In the event of the issuance of any stop order suspending the effectiveness of the Registration Statement, or of any order suspending or preventing the use of any related prospectus or suspending the qualification of any Company Common Stock included in the Registration Statement for sale in any jurisdiction, the Company will promptly notify each seller of such and will use reasonable efforts to obtain the withdrawal of such order.

      1.4 Listing of Registrable Securities. The Company shall cause all Registrable Securities to be listed on each securities exchange or other quotation service on which the Company Common Stock is then listed.

      1.5 Underwritten Offering. If the registration of which the Company gives notice is for a registered public offering involving an underwriting, the Company shall include such information in the notice given pursuant to Section
1.1. In such event, the right of any holder of Registrable Securities to registration pursuant to Section 1.1 shall be conditioned upon such holder's agreeing to participate in such underwriting and upon the inclusion of such holder's Registrable Securities in the underwriting to the extent provided herein. All holders of Registrable Securities proposing to distribute their Registrable Securities through such underwriting shall (together with the Company and other participating

                                       3

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shareholders) enter into an underwriting agreement in customary form with the underwriter or underwriters selected by the Company. Notwithstanding any other provision of this Section 1.5, if the underwriter shall advise the Company in writing that marketing factors require a limitation of the number of shares to be underwritten, then the Company shall so advise all holders of Registrable Securities and the other participating shareholders, and the number of shares of Registrable Securities and Company Common Stock (collectively, "Underwritten Securities") that may be included in the registration and underwriting shall be allocated first to the Company, if it is participating in such registration and underwriting, and thereafter pro rata among the holders of Registrable Securities and the other participating shareholders in proportion, as nearly as practicable, to the respective amounts of Underwritten Securities held by such holders and participating shareholders at the time of filing the Registration Statement. No Registrable Securities excluded from the underwriting by reason of the foregoing underwriter's marketing limitation shall be included in such registration.

      If any holder of Registrable Securities disapproves of the terms of any such underwriting, such holder may elect to withdraw therefrom by written notice to the Company and the underwriter. The Registrable Securities so withdrawn shall also be withdrawn from registration. If by the withdrawal of such Registrable Securities a greater number of Underwritten Securities held by other holders of Registrable Securities and other participating shareholders may be included in such registration (up to the maximum of any limitation imposed by the underwriter), then the Company may, if it is participating in such registration and underwriting, include additional Underwritten Securities and thereafter shall offer to all other holders of Registrable Securities and participating shareholders who have included Underwritten Securities in the registration the right to include additional Underwritten Securities in the same proportion used in determining the underwriter limitation in this Section 1.5.

      1.6 Market Stand Off Agreement. By electing to include Registrable Shares in any registration pursuant to Section 1.1, the holder of Registrable Securities making such election shall be deemed to have agreed not to effect any public sale or distribution of securities of the Company of the same or similar class or classes of the securities included in the Registration Statement or any securities convertible into or exchangeable or exercisable for such securities, including a sale pursuant to Rule 144 or Rule 144A under the Securities Act, following the filing of a registration statement by the Company with the SEC in connection with a public offering of its securities and continuing until 90 days following the date such registration statement is declared effective by the SEC.

      1.7 Nature of Sale. Notwithstanding any other provision of this Agreement, Company Common Stock shall only be treated as Registrable Securities if and so long as it has not been (a) sold to or through a broker or dealer or underwriter in a public distribution or a public securities transaction, or (b) sold in a transaction exempt from the registration and prospectus delivery requirements of the Securities Act under Section 4(1) thereof so that all transfer restrictions, and restrictive legends with respect thereto, if any, are removed upon the consummation of such sale.

                                    ARTICLE 2
                           RIGHTS AND UNDERTAKINGS OF
                        HOLDERS OF REGISTRABLE SECURITIES

      2.1 Rights of Holders. Each holder of Registrable Securities shall have the absolute right to exercise or refrain from exercising any right or rights that such holder may have by reason of this Agreement, including, without limitation, the right to consent to the waiver or modification of any obligation under this Agreement, and such holder shall not incur any liability to any other holder of any of the Company's securities as a result of exercising or refraining from exercising any such right or rights.

      2.2 Suspension of Sales; Notice of Sales. If any Registrable Securities are included in a Registration Statement pursuant to the terms of this Agreement, the holder thereof will not (until further notice) effect sales thereof after receipt of written notice from the Company of the occurrence of an event specified in order to permit the Company to correct or update the Registration Statement or prospectus. Each holder of Registrable Securities shall notify the Company of the sale of any Registrable Securities within a reasonable period of time prior to such sale.

      2.3 Compliance. If any Registrable Securities are being registered in any registration pursuant to this Agreement, the holder thereof will comply with all anti-stabilization, manipulation, and similar provisions of Section 10 of the Securities Exchange Act of 1934, as amended ("Exchange Act"), and any rules promulgated thereunder by the SEC and, at the Company's request, will execute and deliver to the Company and to any underwriter participating in such offering an appropriate agreement to such effect.

      2.4 Termination of Effectiveness. Following the end of the period during which the Company is obligated to keep the Registration Statement current and effective as described herein, each holder of Registrable Securities included in the Registration Statement shall discontinue sales thereof pursuant to such Registration Statement, unless such holder has received written notice from the Company of its intention to continue the effectiveness of such Registration Statement with respect to any of such securities which remain unsold.

      2.5 Furnish Information. It shall be a condition precedent to the Company's obligations to take any action pursuant to this Agreement with respect to the Registrable Securities of any selling holder that such holder shall furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of such securities as shall be required to effect the registration of such holder's Registrable Securities or as the Company shall otherwise reasonably request. The obligations of the Company under this Agreement shall be suspended as to any holder of Registrable Securities unless and until such holder complies with the preceding sentence.

      2.6 Underwritten Registration. No holder of Registrable Securities may participate in any registration hereunder which is underwritten unless such holder (a) agrees to sell such holder's securities on the basis provided in any underwriting arrangements approved by the Company; (b) completes and executes all customary questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents reasonably required under the terms of such underwriting arrangements; and (c) agrees to pay its pro rata share of all underwriting discounts and commissions and its own expenses (including, without limitation, counsel fees).

      2.7 Delay of Registration. No holder of Registrable Securities shall have any right to obtain or seek an injunction restraining or otherwise delaying the preparation of, or declaration of the effectiveness of, any Registration Statement initiated in accordance with the terms of this Agreement if such injunction is the result of any controversy that might arise with respect to the interpretation or implementation of these provisions.

                                    ARTICLE 3
                                 INDEMNIFICATION

      3.1 Indemnification by the Company. The Company shall indemnify and hold harmless, with respect to any Registration Statement filed by it pursuant to this Agreement, to the fullest extent permitted by law, each holder of Registrable Securities covered by such Registration Statement, as well as such holder's officers, directors, employees, agents, and general or limited partners (and the directors, officers, employees, and agents thereof) and each other person, if any, who controls such holder within the

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meaning of the Securities Act (collectively, the "Holder Indemnified Parties")
against all losses, claims, damages, liabilities, and expenses joint or several (including reasonable fees of counsel and any amounts paid in settlement effected with the Company's consent, which consent shall not be unreasonably withheld) (collectively, "Losses") to which any such Holder Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, any rule or regulation promulgated thereunder, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such Registrable Securities were included as contemplated hereby or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, or (c) any violation by the Company of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder in connection with any such registration; provided, however, that the Company shall not be liable to any such Holder Indemnified Party in any such case to the extent that any such Loss (or action or proceeding, whether commenced or threatened, in respect thereof) arises out of or is based upon any untrue statement or alleged untrue statement or omission or alleged omission made in such Registration Statement or amendment thereof or supplement thereto or in any such preliminary, final, or summary prospectus in reliance upon and in conformity with written information furnished to the Company by or on behalf of any such Holder Indemnified Party relating to such Holder Indemnified Party for use in the preparation thereof; and provided further, that the Company shall not be liable to any such Holder Indemnified Party with respect to any preliminary prospectus to the extent that any such Loss of such Holder Indemnified Party results from the fact that such Holder Indemnified Party sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company previously furnished copies thereof to such Holder Indemnified Party in compliance with this Agreement and the Loss of such Holder Indemnified Party results from an untrue statement or omission of a material fact contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity and reimbursement of expenses and obligations shall remain in full force and effect regardless of any investigation made by or on behalf of the Holder Indemnified Parties and shall survive the transfer of such securities by such Holder Indemnified Parties.

      3.2 Indemnification by Holders. Each holder of Registrable Securities participating in any registration hereunder shall indemnify and hold harmless, to the fullest extent permitted by law, the Company, its directors, officers, employees, and agents, and each person who controls the Company (within the meaning of the Securities Act) (collectively, "Company Indemnified Parties") against all Losses to which any Company Indemnified Party may become subject under the Securities Act, the Exchange Act, any other federal law, any state or common law, or otherwise, insofar as such Losses (or actions or proceedings, whether commenced or threatened, in respect thereof) are caused by (a) any untrue statement or alleged untrue statement of a material fact contained in any Registration Statement in which such holder's Registrable Securities were included or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (b) any untrue statement or alleged untrue statement of a material fact contained in any preliminary, final, or summary prospectus, together with the documents incorporated by reference therein (as amended or supplemented if the Company shall have filed with the SEC any amendment thereof or supplement thereto), or the omission or alleged omission to state therein a material fact required to be

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

stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, and in the cases described in clauses (a) and (b) of this Section 3.2, to the extent, but only to the extent, that such untrue statement or omission is contained in any information furnished in writing by such holder relating to such holder for use in the preparation of the documents described in such clauses (a) and (b),
(c) any violation by such holder of the Securities Act, the Exchange Act, any other federal law, any state or common law, or any rule or regulation promulgated thereunder applicable to such holder and relating to action of or inaction by such holder in connection with any such registration, and (d) with respect to any preliminary prospectus, the fact that such holder sold Registrable Securities to a person to whom there was not sent or given, at or before the written confirmation of such sale, a copy of the prospectus (excluding the documents incorporated by reference) or of the prospectus as then amended or supplemented (excluding documents incorporated by reference) if the Company has previously furnished copies thereof to such holder in compliance with this Agreement and the Loss of such Company Indemnified Party results from an untrue statement or omission of a material fact relating to information provided by such holder contained in such preliminary prospectus which was corrected in the prospectus (or the prospectus as amended or supplemented). Such indemnity obligation shall remain in full force and effect regardless of any investigation made by or on behalf of Company Indemnified Parties and shall survive the transfer of such securities by such holder.

      3.3 Conduct of Indemnification Proceedings. Promptly after receipt by an identified party hereunder of written notice of the commencement of any action, suit, proceeding, investigation, or threat thereof with respect to which a claim for indemnification may be made pursuant hereto, such indemnified party shall, if a claim in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the threat or commencement thereof; provided, however, that the failure to so notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party except to the extent that the indemnifying party is actually prejudiced by such failure to give notice. If any such claim or action referred to hereunder is brought against any indemnified party and it then notifies the indemnifying party of the threat or commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other indemnifying party similarly notified, to assume the defense thereof with counsel reasonably satisfactory to such indemnified party (which counsel shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). The indemnifying party shall not be liable to an indemnified party hereunder for any legal expenses of counsel or any other expenses incurred by such indemnified party in connection with the defense thereof, unless the indemnifying party has failed to assume the defense of such claim or action or to employ counsel reasonably satisfactory to such indemnified party. Notwithstanding the foregoing, the indemnified party shall have the right to retain its own counsel, with the fees and expenses to be paid by the indemnified party, if representation of such indemnified party by the counsel retained by the indemnifying party would be inappropriate due to actual or potential differing interests between such indemnified party and any other party represented by such counsel in such action. The indemnifying party shall not be required to indemnify the indemnified party with respect to any amounts paid in settlement of any action, proceeding, or investigation entered into without the written consent of the indemnifying party, which consent shall not be unreasonably withheld. No indemnifying party shall consent to the entry of any judgment or enter into any settlement without the consent of the indemnified party unless (a) such judgment or settlement does not impose any obligation or liability upon the indemnified party other than the execution, delivery, or approval thereof, and (b) such judgment or settlement includes as an unconditional term thereof the giving by the claimant or plaintiff to such indemnified party of a full release and discharge from all liability in respect of such claim and a full release of all persons that may be entitled to or obligated to provide indemnification or contribution under this Article.

      3.4 Contribution. If the indemnification provided for herein is unavailable to or insufficient to hold harmless an indemnified party hereunder, then each indemnifying party shall contribute to the

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amount paid or payable by such indemnified party as a result of the Losses (or actions or proceedings in respect thereof) referred to herein in such proportion as is appropriate to reflect the relative fault of the indemnifying party on the one hand and the indemnified party on the other in connection with the statements, omissions, actions, or inactions which resulted in such Losses. The relative fault of the indemnifying party and the indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the indemnifying party or the indemnified party, any action or inaction by any such party, and the parties' relative intent, knowledge, access to information, and opportunity to correct or prevent such statement, omission, action, or inaction. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. Promptly after receipt by an indemnified party hereunder of written notice of the commencement of any action, suit, proceeding, investigation, or threat thereof with respect to which a claim for contribution may be made against an indemnifying party hereunder, such indemnified party shall, if a claim for contribution in respect thereto is to be made against an indemnifying party, give written notice to the indemnifying party of the commencement thereof (if the notice specified herein has not been given with respect to such action); provided, however, that the failure to so notify the indemnifying party shall not relieve it from any obligation to provide contribution which it may have to any indemnified party hereunder, except to the extent that the indemnifying party is actually prejudiced by the failure to give notice. The parties hereto agree that it would not be just and equitable if contribution pursuant hereto were determined by pro rata allocation or by any other method of allocation which does not take account of equitable considerations referred to herein.

      If indemnification is available hereunder, the indemnifying parties shall indemnify each indemnified party to the fullest extent provided herein, without regard to the relative fault of said indemnifying party or indemnified party or any other equitable consideration provided for herein. The provisions hereof shall be in addition to any other rights to indemnification or contribution which any indemnified party may have pursuant to law or contract, shall remain in full force and effect regardless of any investigation made by or on behalf of any indemnified party, and shall survive the transfer of securities by any such party.

                                    ARTICLE 4
                                  MISCELLANEOUS

      4.1 Termination. The obligations under Article 1 shall terminate on the date on which is the earlier of (a) the date on which the Company's obligations under Section 1.2 terminate or (b) the date on which all Registrable Securities covered by the Registration Statement have been sold.

      4.2 Assignment; Successors and Assigns. A Participant may assign its rights hereunder to any permitted transferee of all or any portion of the Registrable Securities provided that (a) the Company is furnished with written notice of the name and address of the assignee and the securities with respect to which such rights are being assigned, and (b) the Company shall have the right to require any holder of Registrable Securities to execute a counterpart of this Agreement as a condition to such holder's claim to any rights hereunder. This Agreement and all provisions thereof shall be binding upon, inure to the benefit of, and are enforceable by the parties hereto and their respective successors and permitted assigns.

      4.3 Notices. All notices, requests, and other communications hereunder shall be in writing and will be deemed to have been duly given and received (a) when personally delivered, (b) when sent by facsimile upon confirmation of receipt, (c) two business days after the day on which the same has been delivered prepaid to a nationally recognized courier service, or (d) five business days after the deposit in

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the United States mail, registered or certified, return receipt requested, postage prepaid, in each case addressed as follows:

      (a) if to the Company, then at 400 N. Sam Houston Parkway E., Suite 205, Houston, Texas 77060, Attn: Chief Executive Officer, facsimile number, (832) 598-0479, with a copy to Amar Budarapu, Esq., Baker & McKenzie, LLP, 2300 Trammell Crow Center, 2001 Ross Avenue, Dallas, Texas 75201, facsimile number,
(214) 978-3099; or

      (b) if addressed to Bathgate, then at Bathgate Capital Partners LLC, 5350 South Roslyn Street, Suite 400, Greenwood Village, Colorado 80111, Attn: Vicki
D. E. Barone, Senior Managing Partner, facsimile number, (303) 694-6287.

      (c) if addressed to a Participant (other than Bathgate), then at the address and facsimile number for such Participant set forth in the Subscription Agreement of such Participant and otherwise contained in the Company's books and records. No notice to Bathgate shall serve as notice to any other Participant.

      Bathgate, Investor or the Company may agree to accept notices and other communications to it hereunder by electronic communications pursuant to procedures reasonably approved by it; provided that approval of such procedures may be limited to particular notices or communications. Any party hereto from time to time may change its address, facsimile number, or other information for the purpose of notices to that party by giving notice specifying such change to the other parties hereto.

      4.4 Public Announcements. Except as otherwise required by law, a Participant shall not issue any press release or make any other public announcement with respect to the transactions contemplated hereby without the approval of the Company, which approval shall not be unreasonably withheld or delayed.

      4.5   Governing Law; Jurisdiction.

      (a) This Agreement, and the provisions, rights, obligations, and conditions set forth herein, and the legal relations between the parties hereto, including all disputes and claims, whether arising in contract, tort, or under statute, shall be governed by and construed in accordance with the laws of the State of Texas without giving effect to its conflict of law provisions.

      (b) Any and all disputes arising out of, or in connection with, the interpretation, performance, or nonperformance of this Agreement or any and all disputes arising out of, or in connection with, transactions in any way related to this Agreement and/or the relationship between the parties shall be litigated solely and exclusively before the United States District Court for the Southern District of Texas, Houston Division. The parties consent to the in personam jurisdiction of said court for the purposes of any such litigation, and waive, fully and completely, any right to dismiss and/or transfer any action pursuant to 28 U.S.C. Section 1404 or 1406 (or any successor statute). In the event the United States District Court for the Southern District of Texas, Houston Division does not have subject matter jurisdiction of said matter, then such matter shall be litigated solely and exclusively before the appropriate state court of competent jurisdiction located in Harris County, State of Texas.

      4.6 No Third Party Beneficiary. This Agreement shall not confer any rights or remedies upon any person other than the parties hereto and their respective successors and permitted assigns.

      4.7 Severability. In the event that any provision of this Agreement or the application of any provision hereof is declared to be illegal, invalid, or otherwise unenforceable by a court of competent jurisdiction, the remainder of this Agreement shall not be affected except to the extent necessary to delete such illegal, invalid, or unenforceable provision unless that provision held invalid shall substantially impair the benefits of the remaining portions of this Agreement.

      4.8 Headings. The headings in this Agreement are for convenience of reference only and shall not constitute a part of this Agreement, nor shall they affect its meaning, construction, or effect.

      4.9 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed to be an original instrument and all of which together shall constitute one and the same instrument.

      4.10 Entire Agreement. This Agreement embodies the entire understanding and agreement between the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings relating to the subject matter hereof.

      4.11 Amendment; Waiver. The provisions of this Agreement, including the provisions of this sentence, may not be amended, modified or supplemented, and waivers or consents to or departures from the provisions hereof may not be given, without the written consent of the Company, Bathgate and Participants beneficially owning not less than fifty percent (50%) of the then outstanding Registrable Securities. Notwithstanding the foregoing, a waiver or consent to or departure from the provisions hereof with respect to a matter that relates exclusively to the rights of a Participant and that does not directly or indirectly affect, impair, limit or compromise the rights of other Participants may be given by such Participant; provided that the provisions of this sentence may not be amended, modified or supplemented except in accordance with the provisions of the immediately preceding sentence.

      4.12 Further Assurances. Each party shall cooperate and take such action as may be reasonably requested by another party in order to carry out the provisions and purposes of this Agreement and the transactions contemplated hereby.

                            [Signature page follows]

      IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by the undersigned, thereto duly authorized, as of the date first set forth above.

                                                 FAR EAST ENERGY CORPORATION

                                                 By: /s/ Michael R. McElwrath
                                                     --------------------------
                                                 Name: Michael R. McElwrath
                                                 Title: President, CEO

                                                 BATHGATE CAPITAL PARTNERS LLC

                                                 By: /s/ Vicki Barone
                                                     --------------------------
                                                 Name: Vicki Barone
                                                 Title: Senior Managing Partner